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                                                               EXHIBIT 10.14(a)

                   FIRST AMENDMENT TO AMENDED AND RESTATED
                     AGREEMENT OF LIMITED PARTNERSHIP OF
                       CHARTER COMMUNICATIONS II, L.P.


                This First Amendment ("First Amendment") to that certain Amended and Restated Agreement of Limited Partnership of Charter Communications II, L.P., a Delaware limited partnership (the "Partnership"), dated as of March 28, 1996 (the "Partnership Agreement") by and between CCP II, Inc., a Delaware corporation ("CCP II"), and Charter Communications Southeast, L.P., a Delaware limited partnership ("Charter Southeast"), is made as of the 28th day of February, 1997, by and between CCP II and Charter Southeast.

                                  RECITALS

                WHEREAS, pursuant to that certain Contribution Agreement (the "Contribution Agreement"), dated as of February 28, 1997, by and among Charter Communications, Inc., CharterComm II, Inc., CharterComm II, L.L.C., CharterComm Holdings, L.P., Charter Communications Southeast Holdings, L.P., Charter Southeast, the Partnership, and Charter Communications, L.P., Charter Southeast contributed $25,000,000, certain cable television systems which serve areas in and around Stockbridge, Georgia (the "BiJo System") and certain promissory notes in the aggregate principal amount of $3.08 million held by BiJo Cablevision, Inc. (the "BiJo Notes") to the Partnership; and

                WHEREAS, the parties hereto desire to amend the Partnership Agreement to provide for the foregoing transaction.

                NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto, intending legally to be bound, do hereby agree as follows:

1.      Amendment of Partnership Agreement.

        A. Schedule A to the Partnership Agreement is hereby deleted and replaced in its entirety with Schedule A 1 attached hereto. For such purpose, the parties hereto waive compliance with Section 4.03(D) of the Partnership Agreement.

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        B.      Section 4.01(C) of the Partnership Agreement is hereby deleted in its entirety.

        2.      General.

        A. Ratification. Except as amended by this First Amendment, all the terms and provisions of the Partnership Agreement are hereby ratified and reaffirmed in all respects.

        B. Successors. This First Amendment shall be binding on the parties hereto and their successors and assigns.

        C. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument."


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        IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.


                    GENERAL PARTNER:

                    CCP II, Inc.



                    By:
                       ----------------------------------
                        Name:
                        Title:


                    LIMITED PARTNER:

                    CHARTER COMMUNICATIONS SOUTHEAST, L.P.

                    By: Charter Communications Southeast
                            Properties, Inc.,
                        its General Partner


                    By:
                       ----------------------------------
                        Name:
                        Title:

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                                                                  Schedule A-1

                   LIMITED PARTNERS' CAPITAL CONTRIBUTIONS
                            AND PARTNERSHIP UNITS

                            Capital Contributions

                                       Initial      Number of    2/28/97       Number of LP    Total Number
                                       Capital      LP Units     Capital      Units  Acquired   of LP Units
Name of Limited Partner             Contributions   Acquired   Contribution     on 2/29/97        Acquired
-------------------------------------------------------------------------------------------------------------
Charter Southeast                  $97,669,252    976.69252    $28,670,000      286.70000        1263.39252

Address:
c/o Charter Communications, Inc.
12444 Powerscourt Drive Suite 400
St. Louis, Missouri  63131




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